Exhibit 99.3

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 1 of 39

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
		Reporting Period:	SEP. 1 - SEP. 30, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No	Note 1
Cash disbursements journals		No	Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes		No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 1
Copies of tax returns filed during reporting period		No	Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1)	Due to the system constraints and/or the volume of the records, no attachment is provided, but is available to the UST upon request.
(2)	The Company is current on all tax payments.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Troy Carson	10/20/16

Signature of Authorized Individual*	Date

Troy Carson	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 2 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

HERCULES OFFSHORE, INC., ET AL. DEBTOR

	Current Month		Cumulative Filing to Date
	Actual	Projected[1]	Actual	Projected[1]
Beginning Cash	$145,410,858		$207,705,799
RECEIPTS

Total Receipts	1,728,825		12,319,296

DISBURSEMENTS
Personnel Costs	5,583,117		21,735,523
Premises Rents	202,737		797,928
Insurance	—		5,261,698
Taxes	5,922		259,924
Utilities	112,365		422,990
Vendors and Others	1,005,451		3,827,069
Ordinary Course Professional Fees	144,732		538,820
Restructuring Professional Fees[2]	1,238,042		4,847,108
U.S. Trustee Quarterly Fees	—		88,575
Adequate Protection Debt and Assurance	3,057,158		52,013,498

Total Disbursements	11,349,524		89,793,133

CASH INTERNAL TRANSFER

Total Internal Transfer	821,295		6,379,493

Net Cash Flow	(8,799,404)		(71,094,345)

Ending Cash[3]	$136,611,454		$136,611,454

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES[4]
Hercules Offshore, Inc.	$20,617,519
Cliffs Drilling Company	800,536
Cliffs Drilling Trinidad L.L.C.	—
FDT LLC	—
FDT Holdings LLC	—
Hercules Drilling Company, LLC	2,055,442
Hercules Offshore Services LLC	4,701,549
Hercules Offshore Liftboat Company LLC	—
HERO Holdings, Inc.	9,477
SD Drilling LLC	6,851,964
THE Offshore Drilling Company	4,165,186
THE Onshore Drilling Company	—
TODCO Americas Inc.	93,912
TODCO International Inc.	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$39,295,587

(1)	Projected amounts are excluded as the forecasted weekly activity beyond the week ending 9/3 are not included in the Cash Collateral Motion.
(2)	Restructuring professional fees include estate professional fees and lender professional fees.
(3)	Ending Cash balance excludes petty cash and collateral accounts.
(4)	A majority of disbursements are made from centralized payroll and accounts payable bank accounts. Pro-rated amounts were allocated to the debtor entities based on percentage of expenses over the period.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 3 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity[1]	Bank Name	Account Function	Account #	USD Balance as of 8/31
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Operating Account	****2838	—
Hercules Offshore, Inc,	Amegy Bank of Texas, N.A.	Flexible Spending Claims	****7288	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Singapore Operating Account	****0935	—
Hercules Offshore, Inc.	HSBC	Checking Account	****2845	5,184,655
Hercules Offshore, Inc.	HSBC	Investment Account	****1393	92,315,587
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Hercules Offshore Inc. Utilities	****1193	58,194
Cliffs Drilling Company	Amegy Bank of Texas, N.A.	Operating Account		—
Cliffs Drilling Company	HSBC	Local Operations	****1001	11,958
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Operating Account	****4656	16,128,281
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Payables	****5850	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Investment Sweep Account	****4656	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Money Market Investment Account	****8200	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Self Directed Investment Account	****2321	—
Hercules Drilling Company, LLC	Capital One Bank	Investment Account	****7684	23,200,574
Hercules Drilling Company, LLC	Comerica Bank	Investment Account	****8881	—
Hercules Offshore Services LLC	Amegy Bank of Texas, N.A.	Payroll Account	****5069	—
TODCO Americas Inc.	Amegy Bank of Texas, N.A.	Operating Account	****8930	—

Notes:

(1)	Includes only Debtor entity bank accounts

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month within 30 days after month end. See above listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Troy Carson	Troy Carson

Authorized Representative	Printed Name of Authorized Representative

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 4 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity	Hercules Offshore, Inc.		Hercules Offshore, Inc.		Hercules Offshore, Inc.		Cliffs Drilling Company		Hercules Drilling Company, LLC
Bank Name	HSBC		HSBC		Amegy Bank of Texas, N.A.		HSBC		Amegy Bank of Texas, N.A.
Account #	****2845		****1393		****1193		****1001		****4656
Balance Per Books		$5,184,655		$92,315,587		$58,194		$11,958		$16,128,281

Bank Balance		$5,184,655		$92,315,587		$58,194		$11,958		$16,128,281
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		—		—
Other		—		—		—		—		—
Adjusted Bank Balance		$5,184,655		$92,315,587		$58,194		$11,958		$16,128,281

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
Total Outstanding Checks		$—		$—		$—		$—		$—

Other	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 5 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity	Hercules Drilling Company, LLC		Hercules Drilling Company, LLC		Hercules Drilling Company, LLC		Hercules Drilling Company, LLC		Hercules Offshore Services LLC
Bank Name	Amegy Bank of Texas, N.A.		Capital One Bank		Comerica Bank		Amegy Bank of Texas, N.A.[1]		Amegy Bank of Texas, N.A.[1]
Account #	****4656		****7684		****8881		****5850		****5069
Balance Per Books		$—		$23,200,574		$—		$(285,823)		$(1,973)

Bank Balance		$—		$23,200,574		$—		$—		$—
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		285,823		1,973
Other		—		—		—		—		—
Adjusted Bank Balance		$—		$23,200,574		$—		$(285,823)		$(1,973)

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks[2]	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
Total Outstanding Checks		$—		$—		$—		$285,823		$1,973

Other		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

(1)	The negative book balance in accounts ****5850 and ****5069 are due to those accounts being ZBA accounts in the Amegy bank account structure noted in the Cash Management Motion. As checks clear these bank accounts, funds are made available to those accounts to process checks presented for payment.
(2)	Outstanding checks are available to the UST upon request.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 6 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-1b: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Alfaro Ferrer	N/A	$—	Hercules Drilling Company, LLC	None	None	$—	$—	$2,713	$1,052
Bayard, PA	7/1/16 – 7/31/16	19,279	Hercules Drilling Company, LLC	None	None	19,064	215	39,315	528
Jones Walker	Period Ending 8/31/2016	14,633	Hercules Drilling Company, LLC	None	None	14,262	372	14,262	372
King & Spalding LLP	8/1/2016 – 8/31/2016	60,503	Hercules Drilling Company, LLC	None	None	60,213	290	410,386	6,568
Kirkland & Ellis LLP	Period Ending 8/31/2016	53,276	Hercules Drilling Company, LLC	None	None	49,788	3,489	312,166	5,548
Prime Clerk LLC	N/A	—	Hercules Drilling Company, LLC	None	None	—	—	136,587	527,404
White & Case LLP	Period Ending 8/31/2016	962,435	Hercules Drilling Company, LLC	None	None	926,979	35,456	3,040,450	130,899
Zolfo Cooper	7/1/2016 – 7/31/2016	127,917	Hercules Drilling Company, LLC	None	None	126,697	1,220	157,380	3,647

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 7 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

The Consolidated Debtor Entities

		Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$789,242	$12,944,181

Total Revenue	789,242	12,944,181

OPERATING EXPENSES
Operating Cost & Expenses	2,383,688	12,953,732
Depreciation & Amortization	630,274	2,812,761
General & Administrative	13,868,235	25,541,420

Total Operating Expenses	16,882,197	41,307,913

Operating Income	(16,092,955)	(28,363,732)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(40,905)	63,648,542
Interest Expense	2,363,491	137,528,712
Income Taxes (Benefit)	(8,430)	(5,439,275)

Total Other Income and Expenses	2,314,156	195,737,979

Net Profit/(Loss)	$(18,407,111)	$(224,101,711)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 8 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore, Inc.

		Cumulative
REVENUES	Month	Filing to Date[1]
Revenue	$—	$900,305

Total Revenue	—	900,305

OPERATING EXPENSES
Operating Cost & Expenses	(30,488)	(132,977)
Depreciation & Amortization	—	291,667
General & Administrative	13,564,405	23,364,914

Total Operating Expenses	13,533,917	23,523,603

Operating Income	(13,533,917)	(22,623,299)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(33,113)	63,845,891
Interest Expense	1,746,501	135,060,752
Income Taxes (Benefit)	(4,331)	(4,053,243)

Total Other Income and Expenses	1,709,057	194,853,400

Net Profit/(Loss)	$(15,242,974)	$(217,476,699)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 9 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Company

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	208,126	746,134
Depreciation & Amortization	—	—
General & Administrative	8,139	50,612

Total Operating Expenses	216,265	796,747

Operating Income	(216,265)	(796,747)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(1,176)	2,035
Interest Expense	—	—
Income Taxes (Benefit)	—	(1,158,886)

Total Other Income and Expenses	(1,176)	(1,156,851)

Net Profit/(Loss)	$(215,089)	$360,104

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 10 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Trinidad L.L.C.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 11 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 12 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT Holdings LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 13 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Drilling Company, LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	(1,297,578)	(922,368)
Depreciation & Amortization	221,776	887,106
General & Administrative	291,142	983,358

Total Operating Expenses	(784,659)	948,096

Operating Income	784,659	(948,096)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(6,616)	(132,085)
Interest Expense	(75,750)	(303,000)
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(82,366)	(435,085)

Net Profit/(Loss)	$867,025	$(513,011)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 14 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Services LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$750,678	$4,750,692

Total Revenue	750,678	4,750,692

OPERATING EXPENSES
Operating Cost & Expenses	1,327,802	3,907,996
Depreciation & Amortization	140,917	563,667
General & Administrative	—	0

Total Operating Expenses	1,468,718	4,471,663

Operating Income	(718,041)	279,029
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	(67,300)
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	(67,300)

Net Profit/(Loss)	$(718,041)	$346,329

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 15 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Liftboat Company LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 16 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

HERO Holdings, Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	2,156	869,545

Total Operating Expenses	2,156	869,545

Operating Income	(2,156)	(869,545)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	692,740	2,770,960
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	692,740	2,770,960

Net Profit/(Loss)	$(694,896)	$(3,640,505)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 17 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

SD Drilling LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$37,157	$4,167,310

Total Revenue	37,157	4,167,310

OPERATING EXPENSES
Operating Cost & Expenses	1,397,946	5,797,446
Depreciation & Amortization	211,636	846,544
General & Administrative	—	0

Total Operating Expenses	1,609,582	6,643,991

Operating Income	(1,572,426)	(2,476,681)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	(7,000)	(28,000)
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(7,000)	(28,000)

Net Profit/(Loss)	$(1,565,426)	$(2,448,681)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 18 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Offshore Drilling Company

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$1,407	$3,125,874

Total Revenue	1,407	3,125,874

OPERATING EXPENSES
Operating Cost & Expenses	756,521	3,472,065
Depreciation & Amortization	55,944	223,778
General & Administrative	2,394	272,991

Total Operating Expenses	814,859	3,968,833

Operating Income	(813,451)	(842,959)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	(4,099)	(4,099)

Total Other Income and Expenses	(4,099)	(4,099)

Net Profit/(Loss)	$(809,352)	$(838,860)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 19 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Onshore Drilling Company

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 20 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO Americas Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	21,359	85,435
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	21,359	85,435

Operating Income	(21,359)	(85,435)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	7,000	28,000
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	7,000	28,000

Net Profit/(Loss)	$(28,359)	$(113,435)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 21 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO International Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - September 30.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 22 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

The Consolidated Debtor Entities

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$136,611,454	$145,410,858
Restricted Cash	—	—
Accounts Receivable – Trade	12,269,090	13,173,439
Accounts Receivable – Other	(3,321)	(1,250)
Due to/from Affiliates	(450,050,706)	(453,071,827)
Deposits	—	—
Prepaid & Other	10,946,731	8,536,665

Total Current Assets	(290,226,753)	(285,952,115)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	84,894,933	85,775,405
OTHER ASSETS
Investment in/from Affiliates	1,724,702,689	1,724,702,689
Notes Receivable – Affiliates	959,514,329	959,514,329
Other Assets	5,603,995	5,649,307

Total Other Assets	2,689,821,013	2,689,866,325

Total Assets	$2,484,489,193	$2,489,689,614

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$23,758,515	$9,291,965
Accrued Liabilities	22,889,547	24,978,169
Interest Payable	—	—
Taxes Payable	(732,237)	(1,009,289)
Other Current Liabilities	189,985	289,985
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(0)	4,331
Notes Payable - Affiliates	499,814,329	499,814,329
Other Liabilities	194,374	204,921

Total Liabilities Not Subject to Compromise	546,114,513	533,574,411

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	347,058,331	346,433,438

Total Liabilities	893,172,844	880,007,849

SHAREHOLDERS EQUITY
Common Stock	200,041	200,041
Additional Paid-in-Capital	1,681,715,335	1,681,673,640
Contributed Capital	138,844,823	138,844,823
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	(22,848,912)	(22,848,912)
Net Income	(206,269,389)	(187,862,278)
Net Shareholders Equity	1,591,316,350	1,609,681,766

Total Liabilities and Shareholders Equity	$2,484,489,193	$2,489,689,614

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 23 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

Hercules Offshore, Inc.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$97,558,436	$97,525,346
Restricted Cash	—	—
Accounts Receivable – Trade	4,001,197	4,001,197
Accounts Receivable – Other	—	—
Due to/from Affiliates	(679,945,944)	(676,538,880)
Deposits	—	—
Prepaid & Other	10,303,986	2,975,302

Total Current Assets	(568,082,324)	(572,037,034)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	756,424,589	756,424,589
Notes Receivable – Affiliates	864,514,329	864,514,329
Other Assets	5,603,995	5,649,307

Total Other Assets	1,626,542,913	1,626,588,225

Total Assets	$1,058,460,589	$1,054,551,191

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$22,971,410	$3,747,642
Accrued Liabilities	2,926,184	2,949,550
Interest Payable	—	—
Taxes Payable	(306,401)	(306,401)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	0	4,331
Notes Payable - Affiliates	—	—
Other Liabilities	194,374	204,921

Total Liabilities Not Subject to Compromise	25,785,567	6,600,043

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	340,760,671	340,835,517

Total Liabilities	366,546,238	347,435,560

SHAREHOLDERS EQUITY
Common Stock	200,000	200,000
Additional Paid-in-Capital	588,109,061	588,067,366
Contributed Capital	—	—
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	298,364,810	298,364,810
Net Income	(194,433,971)	(179,190,997)
Net Shareholders Equity	691,914,352	707,115,631

Total Liabilities and Shareholders Equity	$1,058,460,589	$1,054,551,191

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 24 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Company

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$11,958	$12,036
Restricted Cash	—	—
Accounts Receivable – Trade	(460,950)	(460,950)
Accounts Receivable – Other	—	—
Due to/from Affiliates	87,861,547	87,953,607
Deposits	—	—
Prepaid & Other	—	674,475

Total Current Assets	87,412,555	88,179,167

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	1,000,000	1,000,000
OTHER ASSETS
Investment in/from Affiliates	3,499,897	3,499,897
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	3,499,897	3,499,897

Total Assets	$91,912,453	$92,679,064

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$235,440	$789,767
Accrued Liabilities	58,901	56,097
Interest Payable	—	—
Taxes Payable	123,151	123,151
Other Current Liabilities	99,985	99,985
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(1)	(1)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	517,477	1,068,999

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	517,477	1,068,999

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	210,903,996	210,903,996
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(118,718,232)	(118,718,232)
Net Income	(790,798)	(575,709)
Net Shareholders Equity	91,394,976	91,610,065

Total Liabilities and Shareholders Equity	$91,912,453	$92,679,064

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 25 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Trinidad L.L.C.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	(299)	(299)
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	(299)	(299)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	1,144	1,144
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	1,144	1,144

Total Assets	$845	$845

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	9,360	9,360
Treasury Stock	—	—
Retained Earning – Prior Year	(8,515)	(8,515)
Net Income	—	—
Net Shareholders Equity	845	845

Total Liabilities and Shareholders Equity	$845	$845

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 26 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

FDT LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 27 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

FDT Holdings LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 28 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

Hercules Drilling Company, LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$39,043,033	$47,875,089
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	(0)
Due to/from Affiliates	60,776,520	53,454,595
Deposits	—	—
Prepaid & Other	642,745	696,101

Total Current Assets	100,462,297	102,025,784

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	9,906,248	10,128,223
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	90,000,000	90,000,000
Other Assets	—	—

Total Other Assets	90,000,000	90,000,000

Total Assets	$200,368,545	$202,154,007

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$365,568	$937,703
Accrued Liabilities	17,757,205	19,837,557
Interest Payable	—	—
Taxes Payable	(389,633)	(389,633)
Other Current Liabilities	90,000	90,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	17,823,139	20,475,627

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	17,823,139	20,475,627

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	181,789,741	181,789,741
Net Income	755,665	(111,360)
Net Shareholders Equity	182,545,406	181,678,381

Total Liabilities and Shareholders Equity	$200,368,545	$202,154,007

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 29 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Services LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$(1,973)	$(1,613)
Restricted Cash	—	—
Accounts Receivable – Trade	2,754,202	2,691,055
Accounts Receivable – Other	(3,321)	(1,250)
Due to/from Affiliates	18,838,079	19,429,179
Deposits	—	—
Prepaid & Other	—	704,340

Total Current Assets	21,586,987	22,821,711

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	25,178,100	25,319,017
OTHER ASSETS
Investment in/from Affiliates	483,802,329	483,802,329
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	483,802,329	483,802,329

Total Assets	$530,567,416	$531,943,056

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$58,811	$738,531
Accrued Liabilities	883,253	861,132
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	942,064	1,599,664

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	942,064	1,599,664

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	265,099,970	265,099,970
Contributed Capital	65,545,741	65,545,741
Treasury Stock	—	—
Retained Earning – Prior Year	201,796,230	201,796,230
Net Income	(2,816,589)	(2,098,548)
Net Shareholders Equity	529,625,352	530,343,393

Total Liabilities and Shareholders Equity	$530,567,416	$531,943,056

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 30 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Liftboat Company LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 31 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

HERO Holdings, Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	16,880,323	16,880,323
Deposits	—	—
Prepaid & Other	(0)	(0)

Total Current Assets	16,880,323	16,880,323

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	480,974,730	480,974,730
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	480,974,730	480,974,730

Total Assets	$497,855,053	$497,855,053

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	45,266	43,110
Interest Payable	—	—
Taxes Payable	(25,207)	(25,207)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	494,814,329	494,814,329
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	494,834,388	494,832,232

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	6,234,661	5,541,920

Total Liabilities	501,069,048	500,374,153

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	415,428,989	415,428,989
Contributed Capital	78,247,255	78,247,255
Treasury Stock	—	—
Retained Earning – Prior Year	(488,053,410)	(488,053,410)
Net Income	(8,836,829)	(8,141,933)
Net Shareholders Equity	(3,213,995)	(2,519,100)

Total Liabilities and Shareholders Equity	$497,855,053	$497,855,053

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 32 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

SD Drilling LLC

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	3,092,426	3,870,481
Accounts Receivable – Other	—	—
Due to/from Affiliates	35,543,890	35,687,983
Deposits	—	—
Prepaid & Other	—	2,270,494

Total Current Assets	38,636,316	41,828,957

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	37,814,785	38,276,421
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	5,000,000	5,000,000
Other Assets	—	—

Total Other Assets	5,000,000	5,000,000

Total Assets	$81,451,101	$85,105,378

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$92,429	$2,057,847
Accrued Liabilities	242,114	265,548
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	100,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	334,543	2,423,395

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	334,543	2,423,395

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	150,329,019	150,329,019
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(68,473,306)	(68,473,306)
Net Income	(739,155)	826,271
Net Shareholders Equity	81,116,558	82,681,983

Total Liabilities and Shareholders Equity	$81,451,101	$85,105,378

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 33 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

THE Offshore Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	2,882,215	3,071,656
Accounts Receivable – Other	—	—
Due to/from Affiliates	8,410,563	8,496,233
Deposits	—	—
Prepaid & Other	—	1,045,082

Total Current Assets	11,292,779	12,612,972

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,745,800	10,801,744
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$22,038,578	$23,414,716

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$34,857	$890,143
Accrued Liabilities	976,624	965,175
Interest Payable	—	—
Taxes Payable	(134,146)	(411,198)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(0)	(0)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	877,334	1,444,119

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	877,334	1,444,119

SHAREHOLDERS EQUITY
Common Stock	1	1
Additional Paid-in-Capital	51,844,299	51,844,299
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(31,445,138)	(31,445,138)
Net Income	762,082	1,571,435
Net Shareholders Equity	21,161,245	21,970,597

Total Liabilities and Shareholders Equity	$22,038,578	$23,414,716

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 34 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

THE Onshore Drilling Company

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	19,353	19,353
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	19,353	19,353

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$19,353	$19,353

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	(4,957,532)	(4,957,532)
Treasury Stock	—	—
Retained Earning – Prior Year	4,976,875	4,976,875
Net Income	—	—
Net Shareholders Equity	19,353	19,353

Total Liabilities and Shareholders Equity	$19,353	$19,353

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 35 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

TODCO Americas Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	1,565,253	1,546,073
Deposits	—	—
Prepaid & Other	—	170,871

Total Current Assets	1,565,253	1,716,944

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	250,000	250,000
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$1,815,253	$1,966,944

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$130,332
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	0	0
Notes Payable - Affiliates	5,000,000	5,000,000
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	5,000,000	5,130,332

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	63,000	56,000

Total Liabilities	5,063,000	5,186,332

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(3,077,963)	(3,077,963)
Net Income	(169,794)	(141,435)
Net Shareholders Equity	(3,247,747)	(3,219,388)

Total Liabilities and Shareholders Equity	$1,815,253	$1,966,944

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 36 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-3: BALANCE SHEET

TODCO International Inc.

ASSETS CURRENT ASSETS	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	6	6
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	6	6

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$6	$6

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	Book Value at End of Current Reporting Month	Book Value at End of Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(4)	(4)
Net Income	—	—
Net Shareholders Equity	6	6

Total Liabilities and Shareholders Equity	$6	$6

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 37 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-4: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$23,642,668	$58,640	$43,080	$35,117	$(20,990)	$23,758,515
Accrued Liabilities	22,889,547					22,889,547
Taxes Payable	(732,237)					(732,237)
Other Current Liabilities	189,985					189,985
Deferred Income Taxes	(0)					(0)
Other Liabilities	194,374					194,374

Total Unpaid Post-petition Debt	$46,184,337	$58,640	$43,080	$35,117	$(20,990)	$46,300,184

(1)	Both pre-petition and post-petition debts with the exception of the Senior Notes and interest have been included in the schedule as they will be paid in normal course pursuant to the Plan.
(2)	Schedule represents the consolidated debtor entities.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 38 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	SEP. 1 - SEP. 30, 2016

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$13,173,439
(+) Amounts billed during the period	791,583
(-) Amounts collected during the period	(1,695,932)

Total Accounts Receivable at the end of the reporting period	12,269,090

Accounts Receivable Aging Amount	Amount
0 - 30 days old	4,568,158
31 - 60 days old	2,516,018
61 - 90 days old	2,070,238
91+ days old	3,575,627

Total Accounts Receivable	12,730,040

Amount considered uncollectible (Bad Debt)	(460,950)
Accounts Receivable (Net)	$12,269,090

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1 Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.*	X
2 Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3 Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4 Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

*	Order to sell the jackup drilling rig Hercules 265 and related assets free and clear of all liens, claims and encumbrances was authorized on September 20, 2016. The seller, SD Drilling LLC, sold Hercules 265 on September 23, 2016 to the buyer, Offshore Equipment, LLC.

Case 16-11385-KJC     Doc 445     Filed 10/21/16     Page 39 of 39

Case Number	Debtor Name	Petition Date
16-11385	Hercules Offshore, Inc.	June 5, 2016
16-11386	Cliffs Drilling Company	June 6, 2016
16-11387	Cliffs Drilling Trinidad L.L.C.	June 6, 2016
16-11388	FDT LLC	June 6, 2016
16-11389	FDT Holdings LLC	June 6, 2016
16-11390	Hercules Drilling Company, LLC	June 6, 2016
16-11391	Hercules Offshore Services LLC	June 6, 2016
16-11392	Hercules Offshore Liftboat Company LLC	June 6, 2016
16-11393	HERO Holdings, Inc.	June 6, 2016
16-11394	SD Drilling LLC	June 6, 2016
16-11395	THE Offshore Drilling Company	June 6, 2016
16-11396	THE Onshore Drilling Company	June 6, 2016
16-11397	TODCO Americas Inc.	June 6, 2016
16-11398	TODCO International Inc.	June 6, 2016

Case 16-11385-KJC     Doc 445-1     Filed 10/21/16     Page 1 of 1

CERTIFICATE OF SERVICE

I, Matthew B. Harvey, certify that I am not less than 18 years of age, and that service of the foregoing Monthly Operating Report for the reporting period September 1, 2016 – September 30, 2016, was caused to be made on October 21, 2016, in the manner indicated upon the party identified below.

VIA HAND DELIVERY

Attn: Timothy Fox, Esq.

Office of the United States Trustee

J. Caleb Boggs Federal Building

844 North King Street, Suite 2207

Wilmington, DE 19801

Dated: October 21, 2016	/s/ Matthew B. Harvey
Matthew B. Harvey (No. 5186)

9484515.4